Finance income and costs	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Finance income and costs	Finance income and costs

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
	€m	€m	€m
Interest income	0.1	0.7	2.5
Net foreign exchange gains on translation of financial assets and liabilities	—	4.0	—
Finance income	0.1	4.7	2.5
Interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss (a)	(59.8)	(64.0)	(79.0)
Cross-currency interest rate swaps: cash flow hedges, transfer from equity	1.6	5.9	21.8
Net impairment loss on short-term investments	(8.6)	—	—
Net pension interest costs	(1.7)	(2.7)	(3.8)
Amortization of borrowing costs	(2.0)	(2.0)	(2.0)
Net foreign exchange losses on translation of financial assets and liabilities	(4.0)	—	(3.9)
Net fair value losses on derivatives held at fair value through profit or loss (b)	(13.7)	(5.6)	(8.8)
Financing costs incurred in amendment of terms of debt (c)	(17.9)	—	—
Finance costs	(106.1)	(68.4)	(75.7)
Net finance costs	(106.0)	(63.7)	(73.2)

(a) Includes the unwinding of discounting on lease liabilities.
(b) Net fair value losses on derivatives held at fair value through profit or loss includes a one-off non-cash charge of €7.8 million for changes to cross currency interest rate swaps as disclosed in Note 34.
(c) Charges of €17.9 million have been recognized as a consequence of the refinancing in June 2021, as disclosed in Note 34. Of this, €10.1 million relates to the extinguishment of the previous debts, including the write-off of deferred transaction costs.